Exhibit 10.1

CONFORMED COPY

RPA AMENDMENT NO. 3

This RPA AMENDMENT NO. 3 (this “Amendment”), dated as of October 5, 2010, among Arch Chemicals Receivables LLC (formerly known as Arch Chemicals Receivables Corp.), as Seller, Arch Chemicals, Inc., as Servicer, Market Street Funding LLC (“Market Street”), and PNC Bank, National Association, as LC Bank and as Administrator.

W I T N E S S E T H:

WHEREAS, the Seller, the Servicer, Market Street, the Administrator and the LC Bank previously entered into that certain Amended and Restated Receivables Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), dated as of October 6, 2009; and

WHEREAS, the Seller desires to amend the Receivables Purchase Agreement to modify the terms thereof; and

WHEREAS, the Seller, the Servicer, Market Street, the LC Bank, and the Administrator agree to amend the Receivables Purchase Agreement pursuant to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Receivables Purchase Agreement.

Section 2. Amendments to the Receivables Purchase Agreement.

(a) The definition of “Alternate Base Rate” in Exhibit I shall be amended by deleting “the sum of (a)” and “, plus (b) the Applicable Margin”.

(b) The definition of “Applicable Margin” in Exhibit I shall be deleted in its entirety.

(c) The definition of “CP Costs” in Exhibit I shall be amended by deleting “, plus (d) the Applicable Margin” and replacing the reference to “(e)” with a reference to “(d)” and replacing the reference to “(f)” with a reference to “(e)”.

(d) The definition of “Facility Termination Date” in Exhibit I shall be amended by replacing the reference to “October 5, 2010” with “October 4, 2011”.

(e) The definition of “LIBO Rate” in Exhibit I shall be amended by deleting “plus (c) the Applicable Margin”.

(f) The definition of “Liquidity Termination Date” in Exhibit I shall be amended by replacing the reference to “October 5, 2010” with “October 4, 2011”.

(g) The definition of “Scheduled LC Termination Date” in Exhibit I shall be amended by replacing the reference to “ initially October 5, 2010” with “October 4, 2011”.

(h) The definition of “Yield Reserve” in Exhibit I shall be amended by deleting “ (less the Applicable Margin)”.

Section 3. Representations of the Seller and the Servicer. Each of the Seller and the Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in the Receivables Purchase Agreement is true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

(a) Administrator shall have received a fully executed counterpart of this Amendment;

(b) each representation and warranty of the Seller and the Servicer contained herein (after giving effect to this Amendment) shall be true and correct; and

(c) no (i) Event of Bankruptcy with respect to the Seller or any Affiliate thereof, (ii) Termination Event, (iii) Unmatured Termination Event, (iv) Amortization Event or (v) Unmatured Amortization Event, shall have occurred and be continuing.

Section 5. Amendment. The parties hereto hereby agree that the provisions and effectiveness of this Amendment shall apply to the Receivables Purchase Agreement as of the date hereof. Except as amended by this Amendment, the Receivables Purchase Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.

Section 6. Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 7. Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.

Section 8. Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10. Governing Law and Jurisdiction. The provisions of the Receivables Purchase Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the Seller, the Servicer, Market Street, the LC Bank, and the Administrator have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

ARCH CHEMICALS RECEIVABLES LLC, as Seller

By:	/S/ W. Paul Bush
Name:	W. Paul Bush
Title:	Vice President and Treasurer

ARCH CHEMICALS, INC., as Servicer

By:	/S/ W. Paul Bush
Name:	W. Paul Bush
Title:	Treasurer

MARKET STREET FUNDING LLC

By:	/S/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as LC Bank

By:	/S/ Robert M. Martin
Name:	Robert M. Martin
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/S/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President